Exhibit 4.5
MERRILL LYNCH & CO., INC.
TO
THE BANK OF NEW YORK,
as Trustee

NINETEENTH SUPPLEMENTAL INDENTURE
Dated as of September 17, 2007

Amending notes issued as part of a series of Securities designated
Medium-Term Notes, Series C
Supplement to Indenture
Dated as of April 1, 1983,
as Amended and Restated

     Nineteenth Supplemental Indenture, dated as of September 17, 2007 (the “Supplemental Indenture”), by and between Merrill Lynch & Co., Inc., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 4 World Financial Center, New York, New York 10080 (the “Company”), and The Bank of New York, a corporation duly organized and existing under the laws of the State of New York and having its Corporate Trust Office at 101 Barclay Street, Floor 8 West, New York, New York 10286, as successor trustee (the “Trustee”).
     WHEREAS, the Company has heretofore executed and delivered its Indenture, dated as of April 1, 1983 and restated as of April 1, 1987 (as amended and supplemented to the date hereof, the “Principal Indenture”), to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of senior indebtedness (the “Securities”), unlimited as to principal amount; and
     WHEREAS, the Principal Indenture, as amended by the Trust Indenture Reform Act of 1990, and this Supplemental Indenture are hereinafter collectively referred to as the “Indenture”; and
     WHEREAS, the Company proposes to amend its Merrill Lynch Extendible Monthly Securities (CUSIP Number 590188Y51), which had an Original Issue Date of August 23, 2005, including any Merrill Lynch Extendible Monthly Securities (Election not made) issued in exchange therefor and in accordance with the terms thereof (the “2005 Extendible Notes”), the Merrill Lynch Extendible Monthly Securities (CUSIP Number 5901886T0), which had an Original Issue Date of August 3, 2006, including any Merrill Lynch Extendible Monthly Securities (Election not made) issued in exchange therefor and in accordance with the terms thereof (the “2006 Extendible Notes”), and the Merrill Lynch Extendible Monthly Securities, Series 2 (CUSIP Number 59022CAQ6), which had an Original Issue Date of March 28, 2007, including any Merrill Lynch Extendible Monthly Securities, Series 2 (Election not made) issued in exchange therefor and in accordance with the terms thereof (the “2007 Extendible Notes” and, together with the 2005 Extendible Notes and the 2006 Extendible Notes, the “Notes”), each issued as part of a series of securities designated Medium-Term Notes, Series C pursuant to the Principal Indenture; and
     WHEREAS, Section 901 of the Principal Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Principal Indenture, in form satisfactory to the Trustee, to correct or supplement any provision which may be defective or to make any other provisions with respect to matters or questions arising under the Principal Indenture which shall not be inconsistent with the provisions of the Principal Indenture and which shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; and
     WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture, and all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done;
     NOW, THEREFORE, the Company and the Trustee, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby covenant and agree, for the equal and proportionate benefit of all Holders of the 2005 Extendible Notes, the 2006 Extendible Notes and the 2007 Extendible Notes, respectively, as follows:

2

Article I
AMENDMENTS
     Section 101 Amendment to 2005 Extendible Notes. The applicable interest rate spreads with respect to the 2005 Extendible Notes are amended as set forth in the table below, effective as of September 17, 2007 (the “Effective Date” with respect to the amendments to the 2005 Extendible Notes). The amendments effected by this Supplemental Indenture apply to both extendible and non-extended 2005 Extendible Notes, whether outstanding on the Effective Date or issued thereafter. All other terms of the 2005 Extendible Notes shall remain the same.
     The table below indicates the applicable spread for the Interest Reset Dates occurring during each of the indicated periods.

For Interest Reset Dates occurring:	Original Spread	Revised Spread
From and including September 2007 to and including August 2008	Plus .03%	Plus .14%
From and including September 2008 to and including August 2009	Plus .05%	Plus .16%
From and including September 2009 to and including August 2010	Plus .05%	Plus .18%
     Section 102 Amendment to 2006 Extendible Notes. The applicable interest rate spreads with respect to the 2006 Extendible Notes are amended as set forth in the table below, effective as of September 24, 2007 (the “Effective Date” with respect to the amendments to the 2006 Extendible Notes). The amendments effected by this Supplemental Indenture apply to both extendible and non-extended 2006 Extendible Notes, whether outstanding on the Effective Date or issued thereafter. All other terms of the 2006 Extendible Notes shall remain the same.
     The table below indicates the applicable spread for the Interest Reset Dates occurring during each of the indicated periods.

For Interest Reset Dates occurring:	Original Spread	Revised Spread
From and including September 2007 to but excluding August 2008	Plus .01%	Plus .14%
From and including August 2008 to but excluding August 2009	Plus .02%	Plus .16%
From and including August 2009 to but excluding August 2010	Plus .03%	Plus .18%
From and including August 2010 to but excluding August 2011	Plus .04%	Plus .20%

3

     Section 103 Amendment to 2007 Extendible Notes. The applicable interest rate spreads with respect to the 2007 Extendible Notes are amended as set forth in the table below, effective as of September 18, 2007 (the “Effective Date” with respect to the amendments to the 2007 Extendible Notes). The amendments effected by this Supplemental Indenture apply to both extendible and non-extended 2007 Extendible Notes, whether outstanding on the Effective Date or issued thereafter. All other terms of the 2007 Extendible Notes shall remain the same.
     The table below indicates the applicable spread for the Interest Reset Dates occurring during each of the indicated periods.

For Interest Reset Dates occurring:	Original Spread	Revised Spread
From and including September 2007 to but excluding April 2008	Minus .02%	Plus .14%
From and including April 2008 to but excluding April 2009	Plus .01%	Plus .16%
From and including April 2009 to but excluding April 2010	Plus .02%	Plus .18%
From and including April 2010 to but excluding April 2011	Plus .03%	Plus .20%
From and including April 2011 to but excluding April 2012	Plus .04%	Plus .20%
     Section 104 Forms of Notes. Attached hereto as Exhibit A-1 and Exhibit A-2 are the forms of extendible and non-extended 2005 Extendible Notes, in each case as amended by this Supplemental Indenture. Attached hereto as Exhibit B-1 and Exhibit B-2 are the forms of extendible and non-extended 2006 Extendible Notes, in each case as amended by this Supplemental Indenture. Attached hereto as Exhibit C-1 and Exhibit C-2 are the forms of extendible and non-extended 2007 Extendible Notes, in each case as amended by this Supplemental Indenture.
     Section 105 Application of Supplemental Indenture. This Supplemental Indenture applies to the 2005 Extendible Notes, the 2006 Extendible Notes and the 2007 Extendible Notes of Medium-term Notes, Series C, is only for the benefit of the Holders of the 2005 Extendible Notes, the 2006 Extendible Notes and the 2007 Extendible Notes, respectively, and does not affect any other notes issued as part of the Medium-Term Notes, Series C or any other series issued pursuant to the Principal Indenture.

4

Article II
MISCELLANEOUS
     Section 201 Effect of Supplemental Indenture. The Principal Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Principal Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.
     Section 202 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required or deemed included provision shall control.
     Section 203 Definitions. Capitalized terms used in the forms of Notes attached as exhibits hereto and this Supplemental Indenture but not defined herein are used as they are defined in the Notes. Capitalized terms used in the Principal Indenture and this Supplemental Indenture, but not used in the Notes and not defined herein, are used as they are defined in the Principal Indenture.
     Section 204 Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
     Section 205 Separability Clause. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of other Securities issued as part of the Medium-Term Notes, Series C or other series of Securities) shall not in any way be affected or impaired thereby.
     Section 206 Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.
     Section 207 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 208 Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
     Section 209 Responsibility for Recitals. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Principal Indenture or this Supplemental Indenture.

5

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

MERRILL LYNCH & CO., INC.
By:	/s/ John Thurlow
	Name:	John Thurlow
	Title:	Assistant Treasurer

THE BANK OF NEW YORK, as Trustee
By:	/s/ Rafael Miranda
	Name:	Rafael Miranda
	Title:	Vice President

6

EXHIBIT A-1
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No. R-[•]	CUSIP No. 590188Y51	$[•]
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(the “Notes”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[•] ([•] DOLLARS) on September 15, 2010 (the “Final Stated Maturity Date”) (or such lesser amount as shall not have been earlier exchanged for other notes pursuant to the terms hereof), and to pay interest on the principal amount hereof outstanding from time to time, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     The “Original Issue Date” is August 23, 2005.
     The “Initial Stated Maturity Date” of this Note is September 15, 2006, or if such date is not a Business Day (as defined herein), the Business Day immediately preceding such date.
     To exercise the option to extend the Note in whole or in part, this Note and the duly completed form entitled “Option to Extend Maturity” below must be received, by the Trustee at its office at 111 Sanders Creek Parkway, Syracuse, New York 13057, Attention: Corporate Trust Operations or such address which the Company shall from time to time notify the Holders of the Notes (any such office being the “Corporate Trust Office”), no later than the close of business, New York City time, on the last Business Day during the Notice Period (as defined herein) for the applicable Election Date (as defined herein). Exercise of such extension option by the Holder hereof shall be revocable during such Notice Period until 12:00 noon, New York City time, on the last Business Day in the Notice Period relating to the applicable Election Date, upon which time such notice will become irrevocable.

EXHIBIT A-1
     If on any Election Date a Holder does not make an election to extend the maturity date of all or any portion of the principal amount of this Note, the principal amount of this Note for which such election was not made shall become due and payable on the Initial Stated Maturity Date or any Subsequent Stated Maturity Date (as defined herein), if applicable, to which the maturity date of such principal amount shall have previously been extended. The principal amount of this Note for which such election is not exercised shall be represented by a new Merrill Lynch Extendible Monthly Security (a “New Note”), issued on the last Business Day of the applicable Notice Period in the Form of Exhibit A hereto. The New Note so issued shall have the same terms as this Note, except that it shall not be extendible, shall have a separate CUSIP number and its stated maturity date shall be the date that is 366 calendar days from and including such Election Date, or if such 366th calendar day is not a Business Day, the immediately preceding Business Day. The failure to elect to extend the maturity date of all or any portion of this Note shall be irrevocable and shall be binding upon any subsequent Holder of such notes.
     To exercise the option to extend the maturity date of all or of any portion of this Note having a principal amount of $1,000 or any multiple of $1,000 in excess thereof the Holder must deliver notice to the Trustee, as described above, during the applicable Notice Period for that Election Date. The new maturity date for the portion of this Note that has been so extended shall be the 366th calendar day from, and including, the 15th calendar day of the month immediately succeeding such election, provided that if such 366th calendar day is not a Business Day, the new maturity date shall be the immediately preceding Business Day (a “Subsequent Stated Maturity Date”). A Subsequent Stated Maturity Date cannot occur on any date after the Final Stated Maturity Date.
     To the extent that the Trustee has not received a duly completed “Option to Extend Maturity” form within the applicable Election Period in accordance with the terms of this Note as to all or part of the principal amount of this Note, the Trustee shall (a) issue a new Note in the form of Exhibit A hereto representing such principal amount and (b) reduce or cause to be reduced the outstanding principal amount of this Note by such amount.
     “Election Date” means the 15th calendar day of each month from September 2005 to August 2009 inclusive, whether or not such day is a Business Day.
     The “Notice Period” for each Election Date shall begin on the fifth scheduled Business Day prior to but not including the Election Date and end on the Election Date; however, if that Election Date is not a Business Day, the Notice Period will be extended to the following Business Day.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 15th calendar day of each month, commencing September 15, 2005 and on the Final Stated Maturity Date (each an “Interest Payment Date”); (the date of such Final Stated Maturity Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).

2

EXHIBIT A-1
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 15th calendar day of each month, commencing on September 15, 2005.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined below), in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single

3

EXHIBIT A-1
transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to and including August 2006, (ii) plus .01%, for Interest Reset Dates occurring from and including September 2006 to and including August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to and including August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including September 2008 to and including August 2009 and (v) plus .18 % for Interest Reset Dates occurring from and including September 2009 to and including August 2010.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York, (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

4

EXHIBIT A-1
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

5

EXHIBIT A-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated: As of September 17, 2007

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

6

EXHIBIT A-1
OPTION TO EXTEND MATURITY
     The undersigned hereby elects to extend the maturity of the Merrill Lynch & Co., Inc. Floating Rate Extendible Monthly Security No.                      (CUSIP No. 590188Y51) or the portion thereof specified below.
     For the election to extend maturity to be made, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder, this Note with this “Option to Extend Maturity” form duly completed. This Note must be received by the Trustee by the close of business, New York City time, on the last day for giving such notice, as described in this Note.
     If less than the entire principal amount of this Note is to be extended, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount shall be an authorized denomination) which the Holder elects to have extended and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being extended (in the absence of any such specification, one such Note shall be issued for the portion not being extended).

$

Date

NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

EXHIBIT A-1
SCHEDULE I
SCHEDULE OF EXCHANGES
The initial principal amount of this Note is $[•]. The following exchanges of a portion of this Note for an interest in a fixed maturity note, have been made:

Reduced Principal
	Principal Amount	Amount
	Exchanged for	Outstanding	Notation Made by
	Fixed Maturity	Following	or on Behalf
Date of Exchange	Note	Such Exchange	of the Trustee

Schedule I-1

EXHIBIT A-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

Exhibit A to EXHIBIT A-1
FORM OF FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 15th calendar day of each month, commencing September 15, 2005 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be

EXHIBIT A-1
payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 15th calendar day of each month, commencing on September 15, 2005.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities issued on August 23, 2005 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR

EXHIBIT A-1
Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to and including August 2006, (ii) plus .01%, for Interest Reset Dates occurring from and including September 2006 to and including August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to and including August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including September 2008 to and including August 2009 and (v) plus .18%, for Interest Reset Dates occurring from and including September 2009 to and including August 2010.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.

EXHIBIT A-1
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

EXHIBIT A-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

EXHIBIT A-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A-2
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 15th calendar day of each month, commencing September 15, 2005 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this

EXHIBIT A-2
Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 15th calendar day of each month, commencing on September 15, 2005.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities issued on August 23, 2005 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London

EXHIBIT A-2
time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to and including August 2006, (ii) plus .01%, for Interest Reset Dates occurring from and including September 2006 to and including August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to and including August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including September 2008 to and including August 2009 and (v) plus .18%, for Interest Reset Dates occurring from and including September 2009 to and including August 2010.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are

EXHIBIT A-2
exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

EXHIBIT A-2
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE	OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

EXHIBIT A-2
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B-1
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No. R-[•]	CUSIP No. 5901886T0	$[•]
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(the “Notes”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[•] ([•] DOLLARS) on August 24, 2011 (the “Final Stated Maturity Date”) (or such lesser amount as shall not have been earlier exchanged for other notes pursuant to the terms hereof), and to pay interest on the principal amount hereof outstanding from time to time, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     The “Original Issue Date” is August 3, 2006.
     The “Initial Stated Maturity Date” of this Note is August 24, 2007, or if such date is not a Business Day (as defined herein), the Business Day immediately preceding such date.
     To exercise the option to extend the Note in whole or in part, this Note and the duly completed form entitled “Option to Extend Maturity” below must be received, by the Trustee at its office at 111 Sanders Creek Parkway, Syracuse, New York 13057, Attention: Corporate Trust Operations or such address which the Company shall from time to time notify the Holders of the Notes (any such office being the “Corporate Trust Office”), no later than the close of business, New York City time, on the last Business Day during the Notice Period (as defined herein) for the applicable Election Date (as defined herein). Exercise of such extension option by the Holder hereof shall be revocable during each day of such notice period until 12:00 noon, New York City time, on the last Business Day in the notice period relating to the applicable election date, at which time such notice will become irrevocable.

EXHIBIT B-1
     If on any Election Date a Holder does not make an election to extend the maturity date of all or any portion of the principal amount of this Note, the principal amount of this Note for which such election was not made shall become due and payable on the Initial Stated Maturity Date or any Subsequent Stated Maturity Date (as defined herein), if applicable, to which the maturity date of such principal amount shall have previously been extended. The principal amount of this Note for which such election is not exercised shall be represented by a new Merrill Lynch Extendible Monthly Security (a “New Note”), issued on the last Business Day of the applicable Notice Period in the Form of Exhibit A hereto. The New Note so issued shall have the same terms as this Note, except that it shall not be extendible, shall have a separate CUSIP number and its stated maturity date shall be the date that is 366 calendar days from and including such Election Date, or if such 366th calendar day is not a Business Day, the immediately preceding Business Day. The failure to elect to extend the maturity date of all or any portion of this Note shall be irrevocable and shall be binding upon any subsequent Holder of such notes.
     To exercise the option to extend the maturity date of all or of any portion of this Note having a principal amount of $1,000 or any multiple of $1,000 in excess thereof the Holder must deliver notice to the Trustee, as described above, during the applicable Notice Period for that Election Date. The new maturity date for the portion of this Note that has been so extended shall be the 366th calendar day from, and including, the 24th calendar day of the next succeeding month immediately following such election, provided that if such 366th calendar day is not a Business Day, the new maturity date shall be the immediately preceding Business Day (a “Subsequent Stated Maturity Date”). A Subsequent Stated Maturity Date cannot occur on any date after the Final Stated Maturity Date.
     To the extent that the Trustee has not received a duly completed “Option to Extend Maturity” form within the applicable Election Period in accordance with the terms of this Note as to all or part of the principal amount of this Note, the Trustee shall (a) issue a new Note in the form of Exhibit A hereto representing such principal amount and (b) reduce or cause to be reduced the outstanding principal amount of this Note by such amount.
     “Election Date” means the 24th calendar day of each month from August 2006 to July 2010 inclusive, whether or not such day is a Business Day.
     The “Notice Period” for each Election Date shall begin on the fifth scheduled Business Day prior to but not including the Election Date and end on the Election Date; however, if that Election Date is not a Business Day, the Notice Period will be extended to the following Business Day.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 24th calendar day of each month, commencing August 24, 2006 and on the Final Stated Maturity Date (each an “Interest Payment Date”); (the date of such Final Stated Maturity Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below); provided that for the period from and including the Original Issue Date to but excluding the initial Interest Reset Date (as defined below), the Interest Rate shall be a rate based upon an interpolation of two-week

2

EXHIBIT B-1
LIBOR and one-month LIBOR, to be determined two London Banking Days prior to the Original Issue Date, minus the applicable Spread of .02%.
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 24th calendar day of each month, commencing on August 24, 2006.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined below), in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the Calculation Agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three

3

EXHIBIT B-1
major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding August 2007, (ii) plus .01%, for Interest Reset Dates occurring in August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including August 2008 to but excluding August 2009, (v) plus .18%, for Interest Reset Dates occurring from and including August 2009 to but excluding August 2010 and (vi) plus .20%, for Interest Reset Dates occurring from and including August 2010 to but excluding August 2011.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Determination Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York, (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal

4

EXHIBIT B-1
aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

5

EXHIBIT B-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated: As of September 17, 2007

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

6

EXHIBIT B-1
OPTION TO EXTEND MATURITY
     The undersigned hereby elects to extend the maturity of the Merrill Lynch & Co., Inc. Floating Rate Extendible Monthly Security No.                      (CUSIP No. 5901886T0) or the portion thereof specified below.
     For the election to extend maturity to be made, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder, this Note with this “Option to Extend Maturity” form duly completed. This Note must be received by the Trustee by the close of business, New York City time, on the last day for giving such notice, as described in this Note.
     If less than the entire principal amount of this Note is to be extended, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount shall be an authorized denomination) which the Holder elects to have extended and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being extended (in the absence of any such specification, one such Note shall be issued for the portion not being extended).

$

Date

NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

7

EXHIBIT B-1
SCHEDULE I
SCHEDULE OF EXCHANGES
The initial principal amount of this Note is $[•]. The following exchanges of a portion of this Note for an interest in a fixed maturity note, have been made:

Reduced Principal
	Principal Amount	Amount
	Exchanged for	Outstanding	Notation Made by
	Fixed Maturity	Following	or on Behalf
Date of Exchange	Note	Such Exchange	of the Trustee

8

EXHIBIT B-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

9

Exhibit A to EXHIBIT B-1
FORM OF FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 24th calendar day of each month, commencing August 24, 2006 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be

EXHIBIT B-1
payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 24th calendar day of each month, commencing on August 24, 2006.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities issued on August 3, 2006 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the Calculation Agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits

2

EXHIBIT B-1
in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding August 2007, (ii) plus .01%, for Interest Reset Dates occurring in August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including August 2008 to but excluding August 2009, (v) plus .18%, for Interest Reset Dates occurring from and including August 2009 to but excluding August 2010 and (vi) plus .20% for Interest Reset Dates occurring from and including August 2010 to but excluding August 2011.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the

3

EXHIBIT B-1
respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

4

EXHIBIT B-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

5

EXHIBIT B-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

6

EXHIBIT B-2
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTE,
SERIES C
Merrill Lynch Extendible Monthly Securities
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 24th calendar day of each month, commencing August 24, 2006 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be

EXHIBIT B-2
payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 24th calendar day of each month, commencing on August 24, 2006.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities issued on August 3, 2006 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day (as hereinafter defined).
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, as defined below, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the Calculation Agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the

EXHIBIT B-2
related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in principal amount that is representative for single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding August 2007, (ii) plus .01%, for Interest Reset Dates occurring in August 2007, (iii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding August 2008, (iv) plus .16%, for Interest Reset Dates occurring from and including August 2008 to but excluding August 2009, (v) plus .18%, for Interest Reset Dates occurring from and including August 2009 to but excluding August 2010 and (vi) plus .20% for Interest Reset Dates occurring from and including August 2010 to but excluding August 2011.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.

EXHIBIT B-2
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

EXHIBIT B-2
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

EXHIBIT B-2
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C-1
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No. R-[•]	CUSIP No. 59022CAQ6	$[•]
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTES,
SERIES C
Merrill Lynch Extendible Monthly Securities, Series 2
(the “Notes”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[•] [•] DOLLARS) on April 17, 2012, or if such day is not a Business Day (as defined below), the immediately preceding Business Day (the “Final Stated Maturity Date”) (or such lesser amount as shall not have been earlier exchanged for other notes pursuant to the terms hereof), and to pay interest on the principal amount hereof outstanding from time to time, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     The “Original Issue Date” is March 28, 2007.
     The “Initial Stated Maturity Date” of this Note is April 18, 2008, or if such date is not a Business Day (as defined herein), the Business Day immediately preceding such date.
     To exercise the option to extend the Note in whole or in part, this Note and the duly completed form entitled “Option to Extend Maturity” below must be received, by the Trustee (as defined below) at its office at 111 Sanders Creek Parkway, Syracuse, New York 13057, Attention: Corporate Trust Operations or such address which the Company shall from time to time notify the Holders of the Notes (any such office being the “Corporate Trust Office”), no later than the close of business, New York City time, on the last Business Day during the Notice Period (as defined herein) for the applicable Election Date (as defined herein). Exercise of such extension option by the Holder hereof shall be revocable during each day of such Notice Period until 12:00 noon, New York City time, on the last Business Day in the Notice Period relating to the applicable election date, at which time such notice will become irrevocable.

EXHIBIT C-1
     If on any Election Date a Holder does not make an election to extend the maturity date of all or any portion of the principal amount of this Note, the principal amount of this Note for which such election was not made shall become due and payable on the Initial Stated Maturity Date or any Subsequent Stated Maturity Date (as defined below), if applicable, to which the maturity date of such principal amount shall have previously been extended. The principal amount of this Note for which such election is not exercised shall be represented by a new Merrill Lynch Extendible Monthly Security (a “New Note”), issued on the last Business Day of the applicable Notice Period in the Form of Exhibit A hereto. The New Note so issued shall have the same terms as this Note, except that it shall not be extendible, shall have a separate CUSIP number and its stated maturity date shall be the date that is 366 calendar days from and including such Election Date, or if such 366th calendar day is not a Business Day, the immediately preceding Business Day. The failure to elect to extend the maturity date of all or any portion of this Note shall be irrevocable and shall be binding upon any subsequent Holder of such notes.
     To exercise the option to extend the maturity date of all or of any portion of this Note having a principal amount of $1,000 or any multiple of $1,000 in excess thereof the Holder must deliver notice to the Trustee, during the applicable Notice Period for that Election Date. The new maturity date for the portion of this Note that has been so extended shall be the 366th calendar day from and including the 18th calendar day of the next succeeding month immediately following such Election Date, provided that if such 366th calendar day is not a Business Day, the new maturity date shall be the immediately preceding Business Day (a “Subsequent Stated Maturity Date”). A Subsequent Stated Maturity Date cannot occur on any date after the Final Stated Maturity Date. The date of such Final Stated Maturity Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture is referred to hereinafter as a “Maturity” with respect to principal payable on such date.
     To the extent that the Trustee has not received a duly completed “Option to Extend Maturity” form within the applicable election period in accordance with the terms of this Note as to all or part of the principal amount of this Note, the Trustee shall (a) issue a new Note in the form of Exhibit A hereto representing such principal amount and (b) reduce or cause to be reduced the outstanding principal amount of this Note by such amount.
     “Election Date” means the 18th calendar day of each month from April 2007 to March 2011 inclusive, whether or not such day is a Business Day.
     The “Notice Period” for each Election Date shall begin on the fifth scheduled Business Day prior to the Election Date and end on the Election Date; however, if that Election Date is not a Business Day, the Notice Period will be extended to the following Business Day.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 18th calendar day of each month, commencing April 18, 2007 and on the Final Stated Maturity Date (each an “Interest Payment Date”); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below); provided that for the period from and including the Original Issue Date to but excluding the initial

EXHIBIT C-1
Interest Reset Date (as defined below), the Interest Rate shall be 5.32395%, a rate based upon an interpolation of two-week LIBOR and one-month LIBOR, to be determined two London Banking Days (as defined below) prior to the Original Issue Date, minus the applicable Spread of .02%.
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 18th calendar day of each month, commencing on April 18, 2007. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day.
     Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day.
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined below), in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the Calculation Agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately

EXHIBIT C-1
11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding September 2007, (ii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding April 2008, (iii) plus .16%, for Interest Reset Dates occurring from and including April 2008 to but excluding April 2009, (iv) plus .18%, for Interest Reset Dates occurring from and including April 2009 to but excluding April 2010, (v) plus .20%, for Interest Reset Dates occurring from and including April 2010 to but excluding April 2011 and (vi) plus .20% , for Interest Reset Dates occurring from and including April 2011 to but excluding April 2012.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Determination Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York, (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default (as defined in the Indenture) has

EXHIBIT C-1
occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company and each Holder (and each beneficial owner) of this Note, by virtue of the purchase and ownership of this Note, agree, for U.S. federal income tax purposes, to (i) treat this Note as a variable rate debt instrument and (ii) not treat any election or series of elections to extend the maturity date of this Note as resulting in a taxable exchange of this Note.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

EXHIBIT C-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated: As of September 17, 2007

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

EXHIBIT C-1
OPTION TO EXTEND MATURITY
     The undersigned hereby elects to extend the maturity of the Merrill Lynch & Co., Inc. Floating Rate Extendible Monthly Security No.                      (CUSIP No. 59022CAQ6) or the portion thereof specified below.
     For the election to extend maturity to be made, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder, this Note with this “Option to Extend Maturity” form duly completed. This Note must be received by the Trustee by the close of business, New York City time, on the last day for giving such notice, as described in this Note.
     If less than the entire principal amount of this Note is to be extended, specify the portion hereof (which shall be in an amount equal to $1,000 or an integral multiple thereof, provided that any remaining principal amount shall be an authorized denomination) which the Holder elects to have extended and specify the denomination or denominations (which shall be in an amount equal to an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being extended (in the absence of any such specification, one such Note shall be issued for the portion not being extended).

$

Date

NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

EXHIBIT C-1
SCHEDULE I
SCHEDULE OF EXCHANGES
The initial principal amount of this Note is $[•]. The following exchanges of a portion of this Note for an interest in a fixed maturity note, have been made:

Reduced Principal
	Principal Amount	Amount
	Exchanged for	Outstanding	Notation Made by
	Fixed Maturity	Following	or on Behalf
Date of Exchange	Note	Such Exchange	of the Trustee

EXHIBIT C-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

Exhibit A to EXHIBIT C-1
FORM OF FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTES,
SERIES C
Merrill Lynch Extendible Monthly Securities, Series 2
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 18th calendar day of each month, commencing April 18, 2007 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest

EXHIBIT C-1
which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 18th calendar day of each month, commencing on the first April 18th after the Original Issue Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day.
     The interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities, Series 2 issued on March 28, 2007 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day.
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined below), in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each

2

EXHIBIT C-1
of four major reference banks, which may include affiliates of the Calculation Agent, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding September 2007, (ii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding April 2008, (iii) plus .16%, for Interest Reset Dates occurring from and including April 2008 to but excluding April 2009, (iv) plus .18%, for Interest Reset Dates occurring from and including April 2009 to but excluding April 2010, (v) plus .20%, for Interest Reset Dates occurring from and including April 2010 to but excluding April 2011 and (vi) plus .20%, for Interest Reset Dates occurring from and including April 2011 to but excluding April 2012.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Determination Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York, (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and

3

EXHIBIT C-1
restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default (as defined in the Indenture) has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

4

EXHIBIT C-1
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

5

EXHIBIT C-1
ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

6

EXHIBIT C-2
FLOATING RATE GLOBAL MEDIUM-TERM NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED		PRINCIPAL AMOUNT
No.	CUSIP No.	$
Stated Maturity:		Original Issue Date:
MERRILL LYNCH & CO., INC.
MEDIUM-TERM NOTES,
SERIES C
Merrill Lynch Extendible Monthly Securities, Series 2
(Election not made) (the “Note”)
     MERRILL LYNCH & CO., INC., a Delaware corporation (“Issuer” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum specified above on the Stated Maturity specified above, and to pay interest thereon, at a rate per annum determined in accordance with the provisions hereof, until the principal hereof is paid or duly made available for payment.
     This Note may not be redeemed at the option of the Company in whole or in part.
     The Company shall pay interest on the 18th calendar day of each month, commencing April 18, 2007 and on the Stated Maturity (each an “Interest Payment Date”); (such Stated Maturity and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a “Maturity” with respect to principal payable on such date); provided, however, that if an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day. The “Regular Record Date” shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note shall accrue from and including the Original Issue Date, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest

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which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
     The “Interest Rate” borne by this Note shall be LIBOR (as defined below) plus the applicable Spread (as defined below).
     Commencing on the first Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date. An “Interest Reset Date” means the 18th calendar day of each month, commencing on the first April 18th after the Original Issue Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, that Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except if the Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day.
     The interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the immediately preceding Interest Reset Date. LIBOR shall be determined in accordance with the applicable provision below.
     Interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid, including any interest paid on the Merrill Lynch Extendible Monthly Securities, Series 2 issued on March 28, 2007 (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. The accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to each day by 360.
     “Interest Determination Date” means the second London Banking Day (as defined below) preceding each Interest Reset Date.
     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% or .09876545 would be rounded to 9.87655% or .0987655. All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York and such day is also a London Banking Day.
     As used herein, “London Banking Day” means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined below), in London.
     “LIBOR” as determined by the Calculation Agent (as defined below) means:
(1)	The rate for deposits in the LIBOR Currency, having an index maturity of one month commencing on the related Interest Reset Date, that appears on the LIBOR Page, as defined below, as of 11:00 A.M., London time, on the particular Interest Determination Date, or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the Calculation Agent, in the

\

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London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the index maturity of one month, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(3)	if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in The City of New York, on the particular Interest Determination Date by three major banks, which may include affiliates of the Calculation Agent, in The City of New York selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the index maturity of one month and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or

(4)	if the banks selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date.
     “LIBOR Currency” means United States dollars.
     “LIBOR Page” means the display on Reuters (or any successor service) on page LIBOR01 or any page as may replace such page on that service for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
     The “Spread” applicable to this Note shall equal (i) minus .02%, for Interest Reset Dates occurring from the Original Issue Date to but excluding September 2007, (ii) plus .14%, for Interest Reset Dates occurring from and including September 2007 to but excluding April 2008, (iii) plus .16%, for Interest Reset Dates occurring from and including April 2008 to but excluding April 2009, (iv) plus .18%, for Interest Reset Dates occurring from and including April 2009 to but excluding April 2010, (v) plus .20%, for Interest Reset Dates occurring from and including April 2010 to but excluding April 2011 and (vi) plus .20%, for Interest Reset Dates occurring from and including April 2011 to but excluding April 2012.
     The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Determination Date. The Company hereby covenants for the benefit of the Holder hereof, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against such Holder.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the “Calculation Agent”. At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date with respect to this Note.
     Payment of the principal of and interest on this Note shall be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Note is one of a duly authorized issue of Securities (hereinafter called the “Securities”) of the Company designated as its Medium-Term Notes, Series C (the “Notes”). The Securities are issued and to be issued under an indenture (the “Indenture”) dated as of April 1, 1983, between the Company and The Bank of New York, (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), as amended and restated, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the

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respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.
     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default (as defined in the Indenture) has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in authorized denominations. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.
     This Note is not subject to any sinking fund.
     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate original public offering price or principal amount, as the case may be, of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. Holders of specified percentages in aggregate original public offering price or principal amount, as the case may be, of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, are permitted to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture but not in this Note shall have the meanings assigned to them in the Indenture.

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     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.
Dated:

MERRILL LYNCH & CO., INC.

By:

John Thurlow
Assistant Treasurer

[FACSIMILE OF SEAL]	Attest:

By:

Judith A. Witterschein
Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:

Authorized Officer

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ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.